UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                          reported): September 17, 2003



                               AXA FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   1-11166                  13-3623351
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


                           1290 Avenue of the Americas
                            New York, New York 10104
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (212) 554-1234
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     2.1 Agreement and Plan of Merger, dated as of September 17, 2003 among AXA Financial, Inc., AIMA Acquisition Co. and The MONY Group Inc.

     99.1 Joint press release of AXA Financial, Inc. and The MONY Group Inc., dated September 17, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

          On September 17, 2003, AXA Financial, Inc., a Delaware corporation (the "Company"), AIMA Acquisition Co., Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("AIMA") and The MONY Group Inc., a Delaware corporation ("MONY") entered into an Agreement and Plan of Merger, dated as of September 17, 2003 (the "Merger Agreement"). Pursuant to the Merger Agreement, AIMA will merge with and into MONY and MONY will continue as the surviving corporation of the Merger.

         Under the Merger Agreement, each issued and outstanding share of common stock, par value $0.01 per share, of MONY will be converted into the right to receive $31.00 in cash. The transaction has a total cash value of approximately USD $1.5 billion. The transaction is subject to the approval of MONY's shareholders, certain required regulatory approvals and certain other conditions. The transaction is expected to close in the first quarter of 2004. A copy of the Merger Agreement is furnished as Exhibit 2.1 hereto.

         On September 17, 2003, the Company and MONY issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     AXA FINANCIAL, INC.
                                            ------------------------------------
                                                         (Registrant)



Date:    September 18, 2003                 By: /s/ Kevin R. Byrne
                                               ---------------------------------
                                            Name: Kevin R. Byrne
                                            Title: Senior Vice President and
                                                   Treasurer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                       DESCRIPTION
--------------                                       -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of September 17, 2003 among AXA Financial, Inc., AIMA Acquisition Co. and The
                   MONY Group Inc.

Exhibit 99.1 Joint press release of AXA Financial, Inc. and The MONY Group Inc., dated September 17, 2003.